Exhibit 10.01


                              MANAGEMENT AGREEMENT

            THIS MANAGEMENT AGREEMENT, made as of the 31st day of December, 1997, among MORGAN STANLEY TANGIBLE ASSET FUND L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and MORGAN STANLEY COMMODITIES MANAGEMENT, INC., a Delaware corporation (the "Trading Advisor").


                             W I T N E S S E T H:

            WHEREAS, the Partnership's business and general purpose is to trade, buy, sell, spread, or otherwise acquire, hold, or dispose of certain commodity-related interests including but not limited to commodity futures contracts (hereinafter referred to as "futures interests") and securities (such as United States Treasury securities) approved by the Commodity Futures Trading Commission (the "CFTC") for investment of customer funds, and to engage in all activities incident thereto;

            WHEREAS, the Trading Advisor has extensive experience trading in futures interests and is willing to provide certain services and undertake certain obligations as set forth herein;

            WHEREAS, the Partnership desires the Trading Advisor to act as trading advisor for the Partnership and to make investment decisions with respect to futures interests for the Partnership and the Trading Advisor desires so to act;

            WHEREAS, the Partnership plans to offer units of Limited Partnership Interest ("Units") to investors in a public offering under the Securities Act of 1933, as amended, (the "Securities Act"), pursuant to a Registration Statement on Form S-1 (No. 333-33975) (as amended from time to time, the "Registration Statement") and a final Prospectus constituting a part thereof (as amended and supplemented, the "Prospectus"); and

            WHEREAS, the Partnership, the General Partner and the Trading Advisor wish to enter into this Management Agreement which, among other things, sets forth certain terms and conditions upon which the Trading Advisor will conduct the Partnership's futures interests trading;

            NOW, THEREFORE, the parties hereto hereby agree as follows:


            1.    Undertakings in Connection with the Offering of Units.

            (a) The Trading Advisor agrees: (i) to make all disclosures regarding itself, its principals and affiliates, its trading performance, its trading systems, methods, and strategies (subject to the need to preserve the secrecy of proprietary information concerning such systems, methods, and strategies), any client accounts over which it has discretionary trading authority, and otherwise, as the Partnership may reasonably require (x) to be made in the Partnership's Prospectus including any amendments or supplements thereto, or (y) to comply with any applicable federal or state law or rule or regulation, including those of the Securities and Exchange Commission (the "SEC"), the CFTC, the National Futures Association (the "NFA"), the National Association of Securities Dealers, Inc. (the "NASD") or any other regulatory body, exchange, or board; and (ii) otherwise to cooperate with the Partnership, the General Partner, and Dean Witter Reynolds Inc., the selling agent for the Partnership ("DWR") by providing information regarding the Trading Advisor in connection with the preparation and filing of the Registration Statement and Prospectus, including any pre- or post-effective amendments or supplements thereto, with the SEC, CFTC, NFA, NASD, and with appropriate governmental authorities as part of making application for registration of the Units under the securities or Blue Sky laws of such jurisdictions as the Partnership may deem appropriate.

            (b) The General Partner,  in its sole discretion and at any time may
(i) withdraw the SEC registration of the Units, or (ii) discontinue the offering of Units.

            (c) If, while Units continue to be offered and sold, the Trading Advisor becomes aware of any untrue or misleading statement or omission regarding itself or any of its principals or affiliates in the Registration Statement or Prospectus, or of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or omission in the Registration Statement or Prospectus regarding itself or any of its principals or affiliates, the Trading Advisor shall promptly notify the General Partner and shall cooperate with it in the preparation of any necessary amendments or supplements to the Registration Statement or Prospectus.

            2.    Duties of the Trading Advisor.

            (a) The Trading Advisor agrees to act as the trading advisor for the Partnership and, as such, shall have sole authority and responsibility for advising the investment and reinvestment of the assets of the Partnership in futures interests on the terms and conditions and in accordance with the restrictions and trading policies set forth in this Agreement, the Partnership's Limited Partnership Agreement as from time to time in effect (the "Limited Partnership Agreement"), and the Prospectus; provided, however, that the General Partner may override the instructions of the Trading Advisor to the extent necessary (i) to comply with the trading policies of the Partnership described in the Limited Partnership Agreement, (ii) to fund any distributions or redemptions, or (iii) to pay the Partnership's expenses. The General Partner agrees not to override any such instructions for the reasons specified in clauses (ii) and (iii) of the preceding sentence unless the Trading Advisor fails to comply with a request of the General Partner to make the necessary amount of funds available to the Partnership within five days of such request.

            (b) The Trading Advisor shall exercise its best judgment in determining the trades in futures interests for the account of the Partnership in accordance with the restrictions and trading policies of the Partnership and the Trading Advisor's trading strategy as in effect on the date hereof, with such changes and additions to such trading strategy as the Trading Advisor, from time to time, incorporates into its trading approach for accounts the size of the Partnership.

            (c) All purchases and sales of futures interests pursuant to this Agreement shall be for the account, and at the risk, of the Partnership and not for the account, or at the risk, of the Trading Advisor or any of its stockholders, directors, officers, or employees, or any other person, if any, who controls the Trading Advisor within the meaning of the Securities Act. All brokerage fees and commissions arising from trading by the Trading Advisor shall be for the account of the Partnership.

            (d) Notwithstanding any provision of this Agreement to the contrary, the Trading Advisor shall assume financial responsibility for any errors committed or caused by it in transmitting orders for the purchase or sale of futures interests for the Partnership's account. The Trading Advisor's errors shall include, but not be limited to, inputting improper trading signals or communicating incorrect orders to any commodity broker for the Partnership. However, the Trading Advisor shall not be responsible for errors committed or caused by any commodity broker for the Partnership. The Trading Advisor shall have an affirmative obligation promptly to notify the General Partner of its own errors, and the Trading Advisor shall use its best efforts to identify and promptly notify the General Partner of any order or trade which the Trading Advisor reasonably believes was not executed in accordance with its instructions to any commodity broker for the Partnership.

            (e) The General Partner on behalf of the Partnership shall deliver to the Trading Advisor a trading authorization in the form annexed hereto as Exhibit A appointing the Trading Advisor the Partnership's attorney-in-fact for such purpose.

            3.    Designation of Additional Trading Advisors; Additional Assets.

            (a) If the General Partner at any time deems it to be in the best interests of the Partnership, the General Partner may designate an additional trading advisor or advisors for the Partnership and may apportion to such additional trading advisor(s) the management of such amounts of Net Assets (as defined in Section 6(c) hereof) as the General Partner shall determine in its absolute discretion. The designation of an additional trading advisor or advisors and the apportionment of Net Assets to any such trading advisor(s) pursuant to this Section 3 shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Partnership, the General Partner and the Trading Advisor hereunder. In the event that additional trading advisor(s) are so designated, the Trading Advisor shall thereafter receive management and incentive fees based, respectively, on that portion of the Net Assets managed by the Trading Advisor and that portion of the Net Profits properly attributable to the trading done by the Trading Advisor.

            (b) The Trading Advisor in its sole discretion may refuse to accept any additional allocation of Partnership assets for management hereunder after the final closing of the public offering pursuant to the Registration Statement.

            4.    Trading Advisor Independent.

            For all purposes of this Agreement, the Trading Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized, have no authority to act for or represent the Partnership in any way or otherwise be deemed an agent of the Partnership. Nothing contained herein shall be deemed to require the Partnership to take any action contrary to the Limited Partnership Agreement, the Certificate of Limited Partnership of the Partnership as from time to time in effect (the "Certificate of Limited Partnership"), or any applicable law or rule or regulation of any regulatory body, exchange, or board. Nothing herein contained shall constitute the Trading Advisor(s) for the Partnership as members of any partnership, joint venture, association, syndicate or other entity, or be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other.

            5.    Commodity Broker.

            The Trading Advisor shall effect all transactions in futures interests for the Partnership through, and shall maintain a separate account with, such commodity broker or brokers as the General Partner shall direct. At the present time, MS & Co. acts as commodity broker for the Partnership.

            6.    Fees.

            (a) For the services to be rendered to the Partnership by the Trading Advisor under this Agreement, the Partnership shall pay the Trading Advisor the following fees:

                  (i) A monthly management fee (the "Management  Fee"),  without regard to the profitability of the Trading Advisor's trading for the Partnership's account, equal to 5/24 of 1% of the Net Assets of the Partnership as of the first day of each calendar month commencing with the month in which the Partnership begins to receive trading advice from the Trading Advisor pursuant to this Agreement (a 2.5% annual rate).

                 (ii) An annual incentive fee equal to 20% of the "Trading Profits" (as defined in Section 6(d)) as of the end of each calendar year. Any accrued incentive fees with respect to any Units redeemed at the end of the month which is not the end of a calendar year will be deducted and paid to the Trading Advisor at the time of the redemption.

            (b) If this Agreement is terminated on a date other than the end of a calendar year, the incentive fee described above shall be determined as if such date were the end of a calendar year. If this Agreement is terminated on a date other than the first day of a calendar month, the management fee described above shall be prorated based on the ratio of the number of trading days in the month through the date of termination to the total number of trading days in the month. If, during any month after the Partnership commences trading operations (including the month in which the Partnership commences such operations), the Partnership does not conduct business operations, or suspends trading for the account of the Partnership, or, as a result of an act or failure to act by the Trading Advisor, is otherwise unable to utilize the trading advice of the Trading Advisor on any of the trading days of that period for any reason, the management fee described above shall be prorated based on the ratio of the number of trading days in the month which the Partnership engaged in trading operations or utilizes the trading advice of the Trading Advisor to the total number of trading days in the month.

            (c) As used herein, the term "Net Assets" shall have the same meaning as in Section 8(d)(1) of the Limited Partnership Agreement.

            (d) As used herein, the term "Trading Profits" shall mean futures interests trading profits (realized and unrealized) earned by the Partnership, decreased by monthly Management Fees, brokerage fees, service fees, and other expenses directly attributable to the Partnership's futures interests trading activities, with such trading profits and items of decrease determined from the end of the last calendar year for which an incentive fee was earned by the Trading Advisor or, if no incentive fee has been earned previously by the Trading Advisor, from the date the Partnership commenced trading to the end of the calendar year as of which such incentive fee calculation is being made. If Net Assets are reduced or increased because of redemptions or subscriptions which occur at the end of, or subsequent to, a calendar year in which the Partnership experiences a futures interests trading loss, the trading loss which must be recovered before the Partnership will be deemed to experience Trading Profits will be equal to the amount determined by (x) dividing Net Assets after such redemptions or subscriptions by the Net Assets immediately before such redemptions or subscriptions and (y) multiplying that fraction by the amount of the unrecovered futures interests trading loss. In the event that the Partnership experiences a futures interests trading loss in more than one fiscal year without an intervening payment of an incentive fee and Net Assets are reduced or increased in more than one such calendar year because of redemptions or subscriptions, then the trading loss shall in each case be adjusted in accordance with the formula described above and such adjusted amount of futures interests trading loss shall be carried forward and used to offset subsequent futures interests contract trading profits. Extraordinary expenses of the Partnership, if any, will not be deducted in determining Trading Profits. Trading Profits do not include interest income earned by the Partnership on its assets.

            (e) If any payment of incentive fees is made to the Trading Advisor on account of Trading Profits earned by the Partnership and the Partnership thereafter fails to earn Trading Profits or experiences losses for any subsequent incentive period, the Trading Advisor shall be entitled to retain such amounts of incentive fees previously paid to the Trading Advisor in respect of such Trading Profits.

            7.    Term.

            This Agreement shall continue in effect for a period of one year after the date of this Agreement. Thereafter, this Agreement shall be renewed automatically for additional one-year terms unless either the Partnership or the Trading Advisor, upon written notice given not less than 60 days prior to the original termination date or any extended termination date, notifies the other party of its intention not to renew. This Agreement shall terminate if the Partnership terminates. The Partnership shall have the right to terminate this Agreement without penalty (a) upon 15 days prior written notice to the Trading Advisor or (b) at any time upon written notice to the Trading Advisor upon the occurrence of any of the following events: (i) if the Trading Advisor becomes bankrupt or insolvent; (ii) if the Trading Advisor is unable to use its trading systems or methods as in effect on the date of this Agreement and as refined and modified in the future for the benefit of the Partnership; (iii) if the registration as a commodity trading advisor of the Trading Advisor with the CFTC or its membership in the NFA is revoked, suspended, terminated, or not renewed, or limited or qualified in any respect; (iv) except as provided in Section 11 hereof, if the Trading Advisor merges or consolidates with, or sells or otherwise transfers its advisory business, or all or a substantial portion of its assets, any portion of its trading systems or methods, or its goodwill to, any individual or entity; (v) if, the Net Asset Value of a Unit, after adding back distributions, if any, shall be less than $500; (vi) if, at any time, the Trading Advisor violates any trading policy set forth in the Limited Partnership Agreement or any administrative policy the General Partner delivered to the Trading Advisor, except with the prior express written consent of the General Partner; or (vii) if the Trading Advisor fails in a material manner to perform any of its obligations under this Agreement. The indemnities set forth in
Section 8 hereof shall survive any termination of this Agreement.

            8.    Standard of Liability and Indemnity.

            (a) The Trading Advisor and its affiliates (as defined below) shall not be liable to the Partnership, the General Partner, the Limited Partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Partnership; provided, that, the Trading Advisor shall be liable for such act, omission, conduct or activity unless the Trading Advisor in good faith determines such act, omission, conduct or activity to be in the best interests of the Partnership, and such act, omission, conduct, or activity did not constitute misconduct or negligence.

            (b) The Partnership  shall  indemnify,  defend and hold harmless the
Trading Advisor and its affiliates from and against any loss, liability, damage, cost, or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by the Trading Advisor or its affiliates on behalf of the Partnership, including, without limitation, any demands, claims, or lawsuits initiated by a Limited Partner of the Partnership (or assignee thereof), provided, that (i) the Trading Advisor has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Partnership, and (ii) the act, omission, conduct, or activity that was the basis for such loss, liability, damage, cost, or expense was not the result of misconduct or negligence. Notwithstanding anything to the contrary contained in the foregoing, neither the Trading Advisor nor any of its affiliates shall be indemnified by the Partnership for any losses, liabilities, or expenses arising from or out of an alleged violation of federal or state securities laws unless (A) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (C) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided, with regard to such court approval, the indemnitee must apprise the court of the position of the SEC, and the position of the securities administrators of Massachusetts, Missouri, Tennessee, and/or those other states and jurisdictions in which the plaintiffs claim they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a Limited Partner in the right of the Partnership to which the Trading Advisor or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in this Section 8. The Partnership shall make advances to the Trading Advisor or its affiliates hereunder only if: (1) the demand, claim, lawsuit, or legal action relates to the performance of duties or services by such persons to the Partnership; (2) such demand, claim, lawsuit, or legal action is not initiated by a Limited Partner; and (3) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

            (c) The Trading Advisor shall indemnify, defend and hold harmless the Partnership, the General Partner, and each of their affiliates from and against any liabilities, losses, claims, damages, costs and expenses (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred as a result any act, omission, conduct or activity of the Trading Advisor or its affiliates, provided that the act, omission, conduct, or activity giving rise to the claim for indemnification was the result of such person's bad faith, misconduct or negligence.

            (d) The indemnities provided in this Section 8 by the Partnership to the Trading Advisor and its affiliates shall be inapplicable in the event of any liabilities, losses, claims, damages or expenses arising out of, or based upon, any material breach of any representation, warranty, covenant, or agreement of the Trading Advisor contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 8 by the Trading Advisor to the General Partner and the Partnership and any of their affiliates shall be inapplicable in the event of any liabilities, losses, claims, damages or expenses arising out of, or based upon, any material breach of any representation, warranty, covenant, or agreement of the Partnership or the General Partner, as applicable, contained in this Agreement to the extent caused by such event. The indemnifying party will not be liable for any settlement effected without the indemnifying party's express written consent.

            (e) As used in this Section 8, the term "affiliate" of an entity shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such entity;
(ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by such entity; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, such entity; or (iv) any officer or director of such entity. Notwithstanding the foregoing, "affiliates" of the Trading Advisor for purposes of this Section 8 shall include only those persons acting on behalf of the Trading Advisor within the scope of the authority of the Trading Advisor, as set forth in this Agreement, who perform services for the Partnership.

            9.    Right to Advise Others and Uniformity of Acts and Practices.

            (a) The Trading Advisor is engaged in the business of advising persons as to the purchase and sale of futures interests. During the term of this Agreement, the Trading Advisor, its principals and affiliates, will be advising other persons (including affiliates) and trading for their own accounts. However, under no circumstances shall the Trading Advisor by any act or omission favor any account advised or managed by the Trading Advisor (which employs the same trading strategy as the Partnership) over the account of the Partnership in any way or manner (other than by charging different management and/or incentive fees or employing different leverage). The Trading Advisor agrees to treat the Partnership in a fiduciary capacity to the extent recognized by applicable law, but, subject to that standard, the Trading Advisor or any of its principals or affiliates shall be free to advise and manage accounts for other persons and shall be free to trade on the basis of the same trading systems, methods, or strategies employed by the Trading Advisor for the account of the Partnership, or trading systems, methods, or strategies which are entirely independent of, or materially different from, those employed for the account of the Partnership, and shall be free to compete for the same futures interests as the Partnership or to take positions opposite to the Partnership, where such actions do not knowingly or deliberately prefer any of such accounts over the account of the Partnership.

            (b) The Trading Advisor shall not be restricted as to the number or nature of its clients, except that: (i) so long as the Trading Advisor acts as a trading advisor for the Partnership, neither the Trading Advisor nor any of its principals or affiliates shall hold knowingly any position or control any other account which would cause the Partnership, the Trading Advisor, or the principals or affiliates of the Trading Advisor to be in violation of the Commodity Exchange Act or any regulations promulgated thereunder, any applicable rule or regulation of the CFTC or any other regulatory body, exchange, or board; and (ii) neither the Trading Advisor nor any of its principals or affiliates shall render trading advice to any other individual or entity or otherwise engage in activity which shall knowingly cause positions in futures interests to be attributed to the Trading Advisor under the rules or regulations of the CFTC or any other regulatory body, exchange, or board so as to require the significant modification of positions taken or intended for the account of the Partnership; provided that the Trading Advisor may modify its trading systems, methods or strategies to accommodate the trading of additional funds or accounts. If applicable speculative position limits are exceeded by the Trading Advisor in the opinion of (i) independent counsel (who shall be other than counsel to the Partnership), (ii) the CFTC, or (iii) any other regulatory body, exchange, or board, the Trading Advisor and its principals and affiliates shall promptly liquidate positions in all of their accounts, including the
Partnership's account, as to which positions are attributed to the Trading Advisor, fairly and equitably in light of each accounts trading strategies to the extent necessary to comply with the applicable position limits.

            10.   Representations Warranties and Covenants.

            (a) The Trading Advisor represents and warrants that:

                  (i) It will exercise good faith and due care in trading on behalf of the Partnership pursuant to the trading programs described in the Prospectus or any other trading programs agreed to by the General Partner.

                  (ii) All information furnished or to be furnished in writing to the General Partner by the Trading Advisor relating to the Trading Advisor or its trading is or will be accurate and complete in all material respects.

                  (iii)  The  Trading   Advisor  has  reviewed  the  information
concerning the Trading Advisor set forth in the Registration Statement and Prospectus and such information is accurate in all material respects.

                  (iv) The Trading Advisor shall follow, at all times, the Trading Policies of the Partnership (as described in the Prospectus) and as amended from time to time with the consent of the Trading Advisor, which consent shall not be unreasonably withheld.

                  (v) The Trading Advisor shall trade the Partnership's Net Assets only in futures contracts traded on U.S. contract markets, and futures contracts traded on non-U.S. exchanges which are permitted under the Commodity Exchange Act for trading in the U.S. by U.S. persons.

            (b) The Trading Advisor covenants and agrees that:

                  (i) The Trading Advisor shall use its best efforts to maintain all registrations and memberships necessary for the Trading Advisor to continue to act as described herein and to at all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the Trading Advisor's ability to act as described herein.

                  (ii) The Trading Advisor shall inform the General Partner immediately in the event that the Trading Advisor or any of its principals described in the Prospectus becomes the subject of any investigation, claim, or proceeding of any exchange, commission, court or regulatory authority or becomes a named party to any litigation materially affecting the business of the Trading Advisor. The Trading Advisor shall also inform the General Partner immediately if the Trading Advisor or any of its officers becomes aware of any breach of this Agreement by the Trading Advisor.

            (c) The General Partner covenants and agrees that:

                  (i) The General Partner shall use its best efforts to maintain all registrations and memberships necessary for the General Partner to continue to act as described herein and in the Prospectus and to at all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the General Partner's ability to act as described herein and in the Prospectus.

                  (ii) The General Partner shall inform the Trading Advisor immediately in the event that the General Partner or any of its principals described in the Prospectus becomes the subject of any investigation, claim, or proceeding of any exchange, commission, court or regulatory authority or becomes a named party to any litigation materially affecting the business of the General Partner. The General Partner shall also inform the Trading Advisor immediately if the General Partner or any of its officers become aware of any breach of this Agreement by the General Partner.

            11.   Merger or Transfer of Assets of Trading Advisor.

            The Trading Advisor may merge or consolidate with, or sell or otherwise transfer its advisory business, or all or a substantial portion of its assets, any portion of its trading systems or methods, or its goodwill, to any entity that is directly or indirectly controlled by, controlling, or under common control with, the Trading Advisor, provided that such entity expressly assumes all obligations of the Trading Advisor under this Agreement and agrees to continue to operate the business of the Trading Advisor, substantially as such business is being conducted on the date hereof.

            12.   Complete Agreement.

            This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

            13.   Assignment.

            This Agreement may not be assigned by any party hereto without the express written consent of the other parties hereto.

            14.   Amendment.

            This Agreement may not be amended except by the written consent of the parties hereto.

            15.   Severability.

            The invalidity or unenforceability of any provision of this Agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid provision or covenant shall be deemed to be severable.

            16.   Inconsistent Filings.

            Prior to the end of 90 days following termination of the offering of Units, the Trading Advisor agrees not to file, participate in the filing of, or publish any description of the Trading Advisor, or of its respective principals and affiliates or trading approaches that is materially inconsistent with those in the Registration Statement and Prospectus, without so informing the General Partner and furnishing to it copies of all such filings within a reasonable period prior to the date of filing or publication. No such description shall be published or filed to which the General Partner reasonably objects, except as otherwise required by law. If a copy of any materially inconsistent filing or publication is filed or published after the 90th day following termination of the offering of Units, the Trading Advisor shall promptly furnish the General Partner with such a copy, but the Trading Advisor need not give the General Partner prior notice thereof.

            17.   Disclosure Documents.

            The General Partner acknowledges receipt of the Trading Advisor's disclosure document dated December 1, 1997.

            18.   Notices.

            All notices required to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by mail, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

            if to the Partnership:

                  Morgan Stanley Tangible Asset Fund
                    Limited Partnership
                  c/o Demeter Management Corporation
                  2 World Trade Center
                  62nd Floor
                  New York, New York 10048

            if to the General Partner:

                  Demeter Management Corporation
                  2 World Trade Center
                  62nd Floor
                  New York, New York 10048
                  Attn:  Mark J. Hawley

            if to the Trading Advisor:

                  Morgan Stanley Commodities Management, Inc.
                  1221 Avenue of the Americas
                  21st Floor
                  New York, New York 10020
                  Attn:  Wayne D. Peterson

            in each case with a copy to:

                  Dean Witter Reynolds Inc.
                  130 Liberty Street
                  New York, New York 10006
                  Attn:  Michael T. Gregg, Esq.

            19.   Survival.

            The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

            20.   GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. IF ANY ACTION OR PROCEEDING SHALL BE BROUGHT BY A PARTY TO THIS AGREEMENT OR TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT, EACH PARTY HERETO HEREBY CONSENTS AND WILL SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE COUNTY, CITY AND STATE OF NEW YORK. ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS AGREEMENT TO ENFORCE ANY RIGHT, ASSERT ANY CLAIM OR OBTAIN ANY RELIEF WHATSOEVER IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE COUNTY, CITY AND STATE OF NEW YORK.

            21.   Remedies.

            In any action or proceeding arising out of any of the provisions of this Agreement, the Trading Advisor agrees not to seek any prejudgment equitable or ancillary relief. The Trading Advisor agrees that its sole remedy in any such action or proceeding shall be to seek actual monetary damages for any breach of this Agreement.

            22.   Headings.

            Headings to sections herein are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned and its terms will take effect as of the day and year first above written.

                                   MORGAN STANLEY TANGIBLE ASSET LIMITED
                                   PARTNERSHIP

                                   By:  Demeter Management Corporation,
                                        General Partner




                                   By:  /s/ Mark J. Hawley
                                        -------------------------------
                                            Mark J. Hawley, President


                                   DEMETER MANAGEMENT CORPORATION




                                   By:  /s/ Mark J. Hawley
                                        -------------------------------
                                            Mark J. Hawley, President


                                   MORGAN STANLEY COMMODITIES MANAGEMENT, INC.




                                   By:  /s/ Wayne D. Peterson
                                        -------------------------------
                                            Wayne D. Peterson, President